UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 19, 2026

THE WENDY’S COMPANY

(Exact name of registrant, as specified in its charter)

Delaware	1-2207	38-0471180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Dave Thomas Boulevard, Dublin, Ohio	43017
(Address of principal executive offices)	(Zip Code)

(614) 764-3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 par value	WEN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Financial Officer Transition

On June 19, 2026, the Board of Directors (the “Board”) of The Wendy’s Company (the “Company”) appointed Steven W. Cirulis as Chief Financial Officer and Chief Strategy Officer of the Company, effective June 23, 2026 (the “Effective Date”). In connection with the appointment, Ken Cook will cease to be the Chief Financial Officer of the Company as of the Effective Date. In addition, the Board terminated Mr. Cook’s employment with the Company, without cause, effective as of July 31, 2026. In connection with his termination, Mr. Cook will be entitled to receive compensation and benefits consistent with a termination without cause, as previously described in the “Employment Arrangements and Potential Payments Upon Termination or Change in Control” section of the Company’s definitive proxy statement on Schedule 14A for its 2026 annual meeting of stockholders filed with the Securities and Exchange Commission on April 2, 2026, except that Mr. Cook will receive 24 months of salary continuation instead of 12 months, in recognition of his service as Interim Chief Executive Officer of the Company from July 2025 to May 2026.

Mr. Cirulis, age 55, previously served as Senior Vice President, Chief Financial Officer and Chief Strategy Officer of Potbelly Sandwich Works, LLC from April 2020 until December 2025. Prior to that, Mr. Cirulis served in a strategic planning, finance and analytical consulting role for Potbelly Sandwich Works, LLC from December 2019 until April 2020. Prior to that, Mr. Cirulis provided venture capital consulting services under his firm, Intrepid Advisory, LLC, from August 2018 to December 2019. Mr. Cirulis previously served as Senior Vice President, Strategic Projects at Panera Bread Company from April 2017 to July 2018. Prior to his role at Panera Bread Company, Mr. Cirulis was the Global Vice President, Corporate Strategy at McDonald’s Corporation from August 2011 to September 2016. Prior to joining McDonald’s Corporation, Mr. Cirulis was Senior Director of Strategy, Business Development and Insights for Gap Brand at Gap, Inc. from October 2006 to May 2011.

There are no arrangements or understandings between Mr. Cirulis and any other person pursuant to which Mr. Cirulis was appointed as Chief Financial Officer and Chief Strategy Officer. Neither Mr. Cirulis nor any member of his immediate family has had (or proposes to have) a direct or indirect interest in any transaction in which the Company or any of its subsidiaries was (or is proposed to be) a participant that would be required to be disclosed under Item 404(a) of Regulation S-K.

Employment Letter and Compensation of Mr. Cirulis

On June 19, 2026, Mr. Cirulis entered into an employment letter with the Company (the “Employment Letter”) that provides for a base salary of $675,000 per year, subject to annual review by the Compensation and Human Capital Committee of the Board. Mr. Cirulis will be eligible for an annual, performance-based bonus under the Company’s annual incentive plan with a target equal to 90% of his annual base salary. The actual performance-based bonus payable to Mr. Cirulis will range from zero to 200% of the target, depending on the achievement of performance objectives, which will be consistent with the objectives established under the plan for other executive officers of the Company. Mr. Cirulis’ annual incentive award for 2026 will be prorated based on his full calendar months of employment with the Company from his start date, with the performance achievement based solely on the measures approved by the Compensation and Human Capital Committee for the second half of 2026.

The Employment Letter also provides that Mr. Cirulis will be eligible to participate in the Company’s equity-based long-term incentive plans and programs (the “LTIP”), with an initial annualized grant date target fair value of $1,650,000. For fiscal year 2026, Mr. Cirulis’ long-term incentive award will be comprised of performance share units (“PSUs”) with a grant date target fair value of $825,000, restricted stock units (“RSUs”) with a grant date fair value of $247,500, and nonqualified stock options (“Options”) with a grant date fair value of $412,500. These awards will be subject to substantially the same terms and conditions as apply for awards to other executive officers of the Company under the LTIP, except that the PSUs, RSUs and Options will be granted as soon as practicable after Mr. Cirulis’ start date, with the number of PSUs reflecting pro-ration for 2026 based on Mr. Cirulis’ full calendar months of employment with the Company following his start date.

Mr. Cirulis will also be eligible to participate in employee benefit programs generally made available to executive officers of the Company. Mr. Cirulis will be subject to customary confidentiality and non-compete provisions.

If Mr. Cirulis’ employment is terminated by the Company without “cause” or within 12 months following a “change in control,” he would be entitled to termination benefits in accordance with the Company’s Executive Severance Pay Policy applicable to executives joining the Company on or after February 16, 2023, a copy of which is on file with the Securities and Exchange Commission. Such benefits are conditioned on Mr. Cirulis timely executing, and not revoking, a general release in favor of the Company.

Item 7.01	Regulation FD Disclosure.

On June 23, 2026, the Company issued a press release relating to the matters described above in Item 5.02. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The information in this Item 7.01 of Form 8-K and Exhibit 99.1 attached hereto are being furnished pursuant to Item 7.01 of Form 8-K and therefore shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by The Wendy’s Company on June 23, 2026.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WENDY’S COMPANY

Date: June 23, 2026	By:	/s/ Mark L. Johnson
Mark L. Johnson
Director – Corporate & Securities Counsel, and Assistant Secretary